                                  EXHIBIT 99.4

           CFX CORPORATION -- THE SAFETY CORPORATION -- MILFORD COOP

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT

                   FOR THE THREE MONTHS ENDED MARCH 31, 1995

                                  (UNAUDITED)

                                                                       CFX
                                                                    PRO FORMA                      CFX
                                                       SAFETY       COMB. W/                    PRO FORMA    CFX FULLY
                                           CFX          FUND         SAFETY        MILFORD      COMB. W/     PRO FORMA
(IN THOUSANDS, EXCEPT PER SHARE DATA)  (HISTORICAL) (HISTORICAL)      FUND      (HISTORICAL)     MILFORD     COMBINED
- -------------------------------------  -----------  -------------  -----------  -------------  -----------  -----------
Interest income:
  Interest on loans and leases.......      13,303         3,468        16,771         1,531        14,834       18,302
  Interest and dividends on
   securities........................       1,676         1,635         3,311           952         2,628        4,263
  Other interest income..............         287            20           307             0           287          307
                                       -----------  -------------  -----------  -------------  -----------  -----------
    Total Interest and Dividend
     Income..........................      15,266         5,123        20,389         2,483        17,749       22,872
Interest expense:
  Interest on deposits...............       5,987         1,554         7,541         1,105         7,092        8,646
  Interest on borrowings.............       1,388           191         1,579            37         1,425        1,616
                                       -----------  -------------  -----------  -------------  -----------  -----------
    Total Interest Expense...........       7,375         1,745         9,120         1,142         8,517       10,262
                                       -----------  -------------  -----------  -------------  -----------  -----------
    Net Interest and Dividend
     Income..........................       7,891         3,378        11,269         1,341         9,232       12,610
  Provision of loan and lease
   losses............................         150           525           675            30           180          705
                                       -----------  -------------  -----------  -------------  -----------  -----------
    Net Interest and Dividend Income
     After Provision for Loan and
     Lease Losses....................       7,741         2,853        10,594         1,311         9,052       11,905
Other income.........................       2,064           940         3,004           161         2,225        3,165
Other expense........................       7,307         3,444        10,751           923         8,230       11,674
                                       -----------  -------------  -----------  -------------  -----------  -----------
    Income Before Income Taxes.......       2,498           349         2,847           549         3,047        3,396
Income taxes.........................         942           131         1,073           131         1,073        1,204
                                       -----------  -------------  -----------  -------------  -----------  -----------
    Net Income.......................       1,556           218         1,774           418         1,974        2,192
Preferred stock dividends............          67             0            67             0            67           67
                                       -----------  -------------  -----------  -------------  -----------  -----------
    Net Income Available to Common
     Stock...........................       1,489           218         1,707           418         1,907        2,125
                                       -----------  -------------  -----------  -------------  -----------  -----------
Weighted average common shares
 outstanding.........................       7,056         1,661         9,880           656         8,791       11,615
                                       -----------  -------------  -----------  -------------  -----------  -----------
                                       -----------  -------------  -----------  -------------  -----------  -----------
Earnings per common share............   $    0.21     $    0.13     $    0.17     $    0.64     $    0.22    $    0.18
                                       -----------  -------------  -----------  -------------  -----------  -----------
                                       -----------  -------------  -----------  -------------  -----------  -----------

         CFX CORPORATION -- THE SAFETY FUND CORPORATION -- MILFORD COOP

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                 MARCH 31, 1996

                                  (UNAUDITED)

                                     ASSETS

                                                                                      CFX
                                                                                   PRO FORMA
                                                         SAFETY                   COMBINED W/
                                              CFX         FUND       PRO FORMA       SAFETY        MILFORD      PRO FORMA
(IN THOUSANDS, EXCEPT PER SHARE DATA)     (HISTORICAL) (HISTORICAL) ADJUSTMENTS       FUND       (HISTORICAL)  ADJUSTMENTS
- ----------------------------------------  -----------  -----------  -----------  --------------  -----------  -------------
  Cash and due from banks...............   $  24,281    $  11,273                  $   35,554     $   2,100
  Interest bearing deposits with other
   banks................................         314        7,300                       7,614        19,765
  Federal Home Loan Bank of Boston
   stock................................       7,496            0                       7,496           714
  Securities available for sale.........     125,703       56,340                     182,043        33,852
  Securities held to maturity...........      19,410       58,292                      77,702        29,686
  Mortgage loans held for sale..........       7,794                                    7,794             0
  Loans and leases......................     725,703      155,191                     880,894        70,603
    Less allowance for loan and lease
     losses.............................       7,936        6,977                      14,913           409
                                          -----------  -----------  -----------  --------------  -----------       ------
      Net Loans and Leases..............     717,767      148,214            0        865,981        70,194             0
  Premises and equipment................      13,513        9,392                      22,905         2,015
  Mortgage servicing rights.............       4,473                                    4,473
  Goodwill and deposit base
   intangibles..........................       9,720                                    9,720
  Foreclosed real estate................       1,141          152                       1,293            71
  Other assets..........................      26,677        6,177                      32,854         1,715
                                          -----------  -----------  -----------  --------------  -----------       ------
                                           $ 958,289    $ 297,140    $       0     $1,255,429     $ 160,112     $       0
                                          -----------  -----------  -----------  --------------  -----------       ------

                                           LIABILITIES AND SHAREHOLDERS' EQUITY

  Deposits:
    Interest bearing....................   $ 669,703    $ 187,001                  $  856,704       132,957
    Noninterest bearing.................      55,275       65,511                     120,786         8,384
                                          -----------  -----------  -----------  --------------  -----------       ------
      Total Deposits....................     724,978      252,512            0        977,490       141,341             0
  Short-term borrowed funds.............      27,901       18,618                      46,519             0
  Advances from FHLBB...................      97,355        4,548                     101,903         2,000
  Other liabilities.....................      17,422                                   17,422         1,243
                                          -----------  -----------  -----------  --------------  -----------       ------
      Total Liabilities.................     867,656      275,678            0      1,143,334       144,584             0
Shareholders' Equity
  Common stock (1)(2)(3)................       5,041        8,303       (6,421)         6,923           675           515
  Paid-in capital.......................      66,150        7,585        6,421         80,156         6,796          (515)
  Retained earnings.....................      20,389        5,380                      25,769         8,259
  Net unrealized losses on securities
   available for sale, after tax
   effects..............................        (947)         194                        (753)         (202)
                                          -----------  -----------  -----------  --------------  -----------       ------
      Total Shareholders' Equity........      90,633       21,462            0        112,095        15,528             0
                                          -----------  -----------  -----------  --------------  -----------       ------
                                           $ 958,289    $ 297,140    $       0     $1,255,429     $ 160,112     $       0
                                          -----------  -----------  -----------  --------------  -----------       ------
Number of common shares outstanding            7,561        1,661                      10,385           675
                                          -----------  -----------               --------------  -----------
                                          -----------  -----------               --------------  -----------
Common shareholders' equity per share
 (4)....................................   $   11.99    $   12.92                  $    10.79     $   23.00
                                          -----------  -----------               --------------  -----------
                                          -----------  -----------               --------------  -----------


                                              CFX
                                           PRO FORMA    CFX FULLY
                                          COMBINED W/   PRO FORMA
(IN THOUSANDS, EXCEPT PER SHARE DATA)       MILFORD      COMBINED
- ----------------------------------------  ------------  ----------
  Cash and due from banks...............   $   26,381   $   37,654
  Interest bearing deposits with other
   banks................................   $   20,079   $   27,379
  Federal Home Loan Bank of Boston
   stock................................   $    8,210   $    8,210
  Securities available for sale.........   $  159,555   $  215,895
  Securities held to maturity...........   $   49,096   $  107,388
  Mortgage loans held for sale..........   $    7,794   $    7,794
  Loans and leases......................   $  796,306   $  951,497
    Less allowance for loan and lease
     losses.............................   $    8,345   $   15,322
                                          ------------  ----------
      Net Loans and Leases..............      787,961      936,175
  Premises and equipment................   $   15,528   $   24,920
  Mortgage servicing rights.............   $    4,473   $    4,473
  Goodwill and deposit base
   intangibles..........................   $    9,720   $    9,720
  Foreclosed real estate................   $    1,212   $    1,364
  Other assets..........................   $   28,392   $   34,569
                                          ------------  ----------
                                           $1,118,401   $1,415,541
                                          ------------  ----------

  Deposits:
    Interest bearing....................   $  802,660   $  989,661
    Noninterest bearing.................   $   63,659   $  129,170
                                          ------------  ----------
      Total Deposits....................   $  866,319   $1,118,831
  Short-term borrowed funds.............   $   27,901   $   46,519
  Advances from FHLBB...................   $   99,355   $  103,903
  Other liabilities.....................   $   18,665   $   18,665
                                          ------------  ----------
      Total Liabilities.................    1,012,240    1,287,918
Shareholders' Equity
  Common stock (1)(2)(3)................   $    6,231   $    8,113
  Paid-in capital.......................   $   72,431   $   86,437
  Retained earnings.....................   $   28,648   $   34,028
  Net unrealized losses on securities
   available for sale, after tax
   effects..............................   $   (1,149)  $     (955)
                                          ------------  ----------
      Total Shareholders' Equity........   $  106,161   $  127,623
                                          ------------  ----------
                                           $1,118,401   $1,415,541
                                          ------------  ----------
Number of common shares outstanding             9,346       12,169
                                          ------------  ----------
                                          ------------  ----------
Common shareholders' equity per share
 (4)....................................   $    11.36   $    10.49
                                          ------------  ----------
                                          ------------  ----------

           CFX CORPORATION -- THE SAFETY CORPORATION -- MILFORD COOP

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT

                   FOR THE THREE MONTHS ENDED MARCH 31, 1996

                                  (UNAUDITED)

                                                                                     CFX
                                                                                  PRO FORMA                      CFX
                                                                     SAFETY       COMB. W/                    PRO FORMA
                                                         CFX          FUND         SAFETY        MILFORD      COMB. W/
       (IN THOUSANDS, EXCEPT PER SHARE DATA)         (HISTORICAL) (HISTORICAL)      FUND      (HISTORICAL)     MILFORD
                                                     -----------  -------------  -----------  -------------  -----------
Interest income:
  Interest on loans and leases.....................      15,677         3,642        19,319         1,477        17,154
  Interest and dividends on securities.............       1,741         1,777         3,518           989         2,730
  Other interest income............................         132            43           175           221           353
                                                     -----------  -------------  -----------  -------------  -----------
    Total Interest and Dividend Income.............      17,550         5,462        23,012         2,687        20,237
Interest Expense:
  Interest on deposits.............................       6,980         1,798         8,778         1,311         8,291
  Intereset on borrowings..........................       1,749           169         1,918            31         1,780
                                                     -----------  -------------  -----------  -------------  -----------
    Total Interest Expense.........................       8,729         1,967        10,696         1,342        10,071
                                                     -----------  -------------  -----------  -------------  -----------
    Net Interest and Dividend Income...............       8,821         3,495        12,316         1,345        10,166
Provision of loan and lease losses.................         800            75           875            30           830
                                                     -----------  -------------  -----------  -------------  -----------
    Net Interest and Dividend Income After
     Provision for Loan and Lease Losses...........       8,021         3,420        11,441         1,315         9,336
Other income.......................................       2,613         1,088         3,701           161         2,774
Other expense......................................       7,291         3,618        10,909           950         8,241
                                                     -----------  -------------  -----------  -------------  -----------
    Income Before Income Taxes.....................       3,343           890         4,233           526         3,869
Income taxes.......................................       1,015           325         1,340           188         1,203
                                                     -----------  -------------  -----------  -------------  -----------
    Net Income.....................................       2,328           565         2,893           338         2,666
Preferred stock dividends..........................           0             0             0             0             0
                                                     -----------  -------------  -----------  -------------  -----------
    Net Income Available to Common Stock...........       2,328           565         2,893           338         2,666
                                                     -----------  -------------  -----------  -------------  -----------
                                                     -----------  -------------  -----------  -------------  -----------
Weighted average common shares outstanding (5).....       7,540         1,661        10,364           660         9,285
                                                     -----------  -------------  -----------  -------------  -----------
                                                     -----------  -------------  -----------  -------------  -----------
Earnings per common share..........................   $    0.31     $    0.34     $    0.28     $    0.51     $    0.29
                                                     -----------  -------------  -----------  -------------  -----------
                                                     -----------  -------------  -----------  -------------  -----------


                                                      CFX FULLY
                                                      PRO FORMA
       (IN THOUSANDS, EXCEPT PER SHARE DATA)          COMBINED
                                                     -----------
Interest income:
  Interest on loans and leases.....................      20,796
  Interest and dividends on securities.............       4,507
  Other interest income............................         396
                                                     -----------
    Total Interest and Dividend Income.............      25,699
Interest Expense:
  Interest on deposits.............................      10,089
  Intereset on borrowings..........................       1,949
                                                     -----------
    Total Interest Expense.........................      12,038
                                                     -----------
    Net Interest and Dividend Income...............      13,661
Provision of loan and lease losses.................         905
                                                     -----------
    Net Interest and Dividend Income After
     Provision for Loan and Lease Losses...........      12,756
Other income.......................................       3,862
Other expense......................................      11,859
                                                     -----------
    Income Before Income Taxes.....................       4,759
Income taxes.......................................       1,528
                                                     -----------
    Net Income.....................................       3,231
Preferred stock dividends..........................           0
                                                     -----------
    Net Income Available to Common Stock...........       3,231
                                                     -----------
                                                     -----------
Weighted average common shares outstanding (5).....      12,108
                                                     -----------
                                                     -----------
Earnings per common share..........................   $    0.27
                                                     -----------
                                                     -----------

                  SAFETY FUND AND MILFORD CO-OPERATIVE MERGERS
           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(1) Common Stock at March 31, 1996:

    CFX, $0.66 2/3 par value, 22,500,000 authorized shares, of which 7,561,176 shares have been issued and are outstanding.

    SAFETY FUND, $5.00 par value, 3,200,000 authorized shares, of which 1,660,665 shares have been issued and are outstanding.

    MILFORD, $1.00 par value, 1,800,000 authorized shares, of which 675,167 shares have been issued and are outstanding.

(2) The pro forma financial statements reflect the exchange of Safety Fund and Milford Common Stock for CFX Common Stock in connection with the mergers at the exchange ratios of 1.7 and 2.6446, respectively.

    In combining the companies, a pro forma adjustment at March 31, 1996 was made to reflect the issuance of 2,823,131 shares of CFX Common Stock to Safety Fund shareholders and 1,785,547 shares of CFX Common Stock to Milford shareholders in exchange for the outstanding shares of Safety Fund and Milford Common Stock.

(3) The merger agreements provide that each holder of Safety Fund and Milford Common Stock, who would otherwise have been entitled to a fraction of CFX Common Stock, will be paid the cash value of such fraction. Such cash payments have not been reflected in the pro forma information.

(4) Pro forma common shareholders' equity per share was computed by dividing combined historical common shareholders' equity by the sum of the common shares outstanding at period end, adjusted to give effect to both of the mergers, using the exchange ratios of 1.7 and 2.6446, respectively.

(5) Pro forma weighted average common shares outstanding represent the historical weighted average common shares outstanding of CFX during the periods, plus the historical weighted average common shares outstanding of Safety Fund and Milford adjusted to give effect to both of the mergers, using the exchange ratios of 1.7 and 2.6446, respectively.